[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                      MFS(R) EMERGING
                      MARKETS EQUITY FUND

                      SEMIANNUAL REPORT o NOVEMBER 30, 2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 32 for details.
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  7
Results of Shareholder Meeting ............................................ 11
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Trustees and Officers ..................................................... 33

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
As I write this letter, it's been just over three months since the events of September 11, among the most tragic events ever to occur on U.S. soil. The human dimensions of September 11 have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11, we felt that the market was approaching bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks.

In late November, the National Bureau of Economic Research validated what many of us had sensed for some time: it declared that the U.S. economy had been in a recession since last March. (A recession is generally defined as two or more consecutive quarters of declining growth in the gross domestic product, or GDP.) As I write this, the consensus among corporate financial officers seems to be that GDP growth will remain negative in the fourth quarter and through the middle of 2002.(1)

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had experienced a significant downturn prior to September 11, with many stocks already factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed a market rally that seemed amazing in light of the enormity of the tragedy: as of December 17, the Dow Jones Industrial Average is up 20.1%, the Standard & Poor's 500 Stock Index is up 17.5%, and the NASDAQ Composite Index is up 39.6%, compared to their post-September 11 lows. And all three indices are above their September 10 levels.(2)

Prior to September 11, corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990-1991, a period that included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade-long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. As of December 17, the Federal Reserve Board (the Fed) has cut interest rates four times since the attacks, bringing rates to their lowest levels in four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments -- such as corporate bonds and stocks -- that may do more to drive the economy.

President Bush and Congress also seem determined to help bolster the economy, as an economic stimulus package has been proposed and appears to be working its way through the legislative process as of mid-December.

INVESTING IN UNCERTAIN TIMES
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

Presently, we still see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    December 17, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

------------
(1) Source: The Wall Street Journal Online December 14, 2001.

(2) Source: Lipper Inc. and MFS research. The Dow Jones Industrial Average
    (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David A. Antonelli]
     David A. Antonelli

For the six months ended November 30, 2001, Class A shares of the fund provided a total return of -11.08%, Class B shares -11.30%, Class C shares -11.31%, and Class I shares -10.82%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to returns of -9.93% and -9.80%, respectively, over the same period for the fund's benchmarks, the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index, and the Lipper Emerging Markets Fund Index. The MSCI EMF Index is a broad, unmanaged, market-capitalization-weighted index of equities in 19 emerging markets. The Lipper Mutual Fund Indices are unmanaged, net-asset-value weighted indices of the largest qualifying mutual funds within their respective fund classification, adjusted for the reinvestment of capital gain distributions and income dividends. During the same period, the average emerging market fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -10.39%.

Q. IT REMAINED A HIGHLY VOLATILE ENVIRONMENT FOR EMERGING MARKET EQUITIES, BUT WHAT CAUSED THE FUND TO UNDERPERFORM ITS BENCHMARK DURING THE PERIOD?

A. Our decision to maintain a small weighting in technology stocks remained one of the primary drivers to our performance relative to the MSCI EMF Index. Slowing global economic growth, combined with heightened uncertainty after the September 11 terrorist attacks, drove emerging markets equities downward during the second half of the period. In general, investors around the world reacted to this uncertain environment by selling equities, especially assets perceived as riskier investments, such as technology stocks. During the first three months of the period, our significant underweighting in the technology sector benefited performance. Over the last half of the period, however, many of these stocks came roaring back amid expectations of a recovery, and our underweighting relative to the MSCI EMF Index hurt performance.

Q. FOLLOWING A RALLY EARLY IN THE PERIOD, EMERGING MARKETS SOLD OFF, BUT AS YOU ALLUDED TO, AREAS SUCH AS TECHNOLOGY HAVE SINCE SHOWN SOME SIGNS OF STRENGTH. DO YOU SEE THIS VOLATILITY CONTINUING?

A. It's extremely difficult to predict investor sentiment, but barring any unforeseen tragedies or crises, we're beginning to see reasons for optimism. Given the dramatic declines we experienced in technology and telecommunications spending, we're starting to see signs that the spending cycle may now be near its low point. As a result, emerging markets manufacturers could well be the first to rally when spending begins to increase. Furthermore, the economic slowdown in the United States prompted the Federal Reserve Board (the Fed) to follow one of the most aggressive reductions in interest rates in many decades. In response, many central banks have followed suit, which has helped create an environment of lower financing costs for dominant emerging markets companies.

Q. YOU'VE MADE SOME SIGNIFICANT CHANGES TO THE PORTFOLIO DURING THE PAST SIX MONTHS. CAN YOU TELL US A BIT ABOUT YOUR STRATEGY?

A. Our focus on sectors and stocks that have tended to be more stable and less economically sensitive helped performance in the deteriorating global economic environment. We were also fortunate because, early in the period, our analysts recognized that global demand for energy products could weaken due to a number of external variables. As the prices of oil and natural gas declined dramatically during the period, our decision to significantly reduce our exposure to these sectors was a major contributor to performance.

Q. IT SEEMS THAT THE SHARP SELLOFF IN TECHNOLOGY AND TELECOMMUNICATIONS STOCKS CREATED SOME INTERESTING OPPORTUNITIES. DID YOU FIND ANY ATTRACTIVE COMPANIES IN THESE SECTORS?

A. Yes, we did. Given the steep declines we've experienced during the period, which became even more pronounced following September 11, we've become more aggressive with the portfolio. We've found some attractive opportunities among beaten-down technology and telecommunications stocks. In particular, South Korean electronics manufacturers and telecommunications services companies were looking undervalued to us and well positioned for a cyclical rebound.

Q. ONE OF THE MOST SIGNIFICANT CHANGES WAS THE INCREASE IN FINANCIAL SERVICES STOCKS. HOW DID THIS DECISION WORK OUT?

A. The fund benefited from favorable security selection in the financial services sector. A combination of declining interest rates and avoidance of companies with balance sheet risk contributed to performance. The fund managed to take advantage of opportunities in South Korean banks, insurance companies, and the consolidating Mexican banking industry.

Q.  WHAT OTHER AREAS PROVIDED A BOOST TO PERFORMANCE?

A. Early in the period, precious metals companies such as Anglo American Platinum and integrated oil companies provided a significant boost to performance. During the last half of the period, however, leadership shifted into areas such as technology and telecommunications. Israeli computer software manufacture Check Point Software, networking and telecommunications company Comverse Technology, and dynamic random access memory (DRAM) chip manufacturer Samsung Electronics have posted significant gains in recent weeks.

Q.  WHICH HOLDINGS TURNED OUT TO BE DISAPPOINTMENTS?

A. Brazilian aircraft manufacturer Embraer and Mexican airport operator Grupo Aeroportuario performed well early in the period, but as economic conditions continued to deteriorate worldwide and were then escalated by the September 11 attacks, these stocks were hurt. We completely sold our position in Embraer prior to September 11 as business fundamentals deteriorated; however, we've maintained our position in Grupo Aeroportuario as we see conditions improving for this company. Other detractors included Hungarian pharmaceutical company Gedeon Richter Ltd. and Croatian drug manufacturer Pliva.

Q.  WHAT'S YOUR OUTLOOK?

A. The slowdown in the U.S. economy has had a significant impact on the emerging market economies, where exports have a big influence on economic health. Many of the top companies in these countries have implemented cost-cutting initiatives, but economic recovery in the United States would bring a much-needed boost to the revenue side of the equation. For our part, we'll continue to focus on companies that we believe are globally competitive, possess strong balance sheets, and have shareholder-friendly management teams.

/s/ David A. Antonelli

    David A. Antonelli
    Director of International Equity Research

The committee of MFS international research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   FUND FACTS
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  OBJECTIVE:                 SEEKS TO PROVIDE CAPITAL APPRECIATION BY INVESTING
                             PRIMARILY IN STOCKS OF COMPANIES IN EMERGING
                             MARKET COUNTRIES.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:     OCTOBER 24, 1995

  CLASS INCEPTION:           CLASS A  OCTOBER 24, 1995
                             CLASS B  OCTOBER 24, 1995
                             CLASS C  JUNE 27, 1996
                             CLASS I  JANUARY 2, 1997

  SIZE:                      $50.3 MILLION NET ASSETS AS OF NOVEMBER 30, 2001
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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH NOVEMBER 30, 2001

CLASS A
                                  6 Months   1 Year  3 Years  5 Years    Life*
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Cumulative Total Return Excluding
  Sales Charge                     -11.08%   -1.18%   +1.63%  -18.48%  -13.35%
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Average Annual Total Return
  Excluding Sales Charge             --      -1.18%   +0.54%  - 4.01%  - 2.32%
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Average Annual Total Return
  Including Sales Charge             --      -5.88%   -1.08%  - 4.93%  - 3.10%
------------------------------------------------------------------------------

CLASS B
                                  6 Months   1 Year  3 Years  5 Years    Life*
------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                     -11.30%   -1.77%   +0.00%  -20.55%  -16.06%
------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge             --      -1.77%   +0.00%  - 4.50%  - 2.83%
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Average Annual Total Return
  Including Sales Charge             --      -5.70%   -1.00%  - 4.87%  - 2.83%
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CLASS C
                                  6 Months   1 Year  3 Years  5 Years    Life*
------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                     -11.31%   -1.94%   -0.08%  -20.40%  -15.85%
------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge             --      -1.94%   -0.03%  - 4.46%  - 2.79%
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Average Annual Total Return
  Including Sales Charge             --      -2.92%   -0.03%  - 4.46%  - 2.79%
------------------------------------------------------------------------------

CLASS I
                                  6 Months   1 Year  3 Years  5 Years    Life*
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Cumulative Total Return Excluding
  Sales Charge                     -10.82%   -0.78%   +3.07%  -16.47%  -11.20%
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Average Annual Total Return
  Excluding Sales Charge             --      -0.78%   +1.01%  - 3.53%  - 1.93%
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* For the period from the commencement of the fund's investment operations,
  October 24, 1995, through November 30, 2001.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class C share performance includes the performance of the fund's Class B shares for periods prior to their inception (blended performance). Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period. Class I share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rates and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political, or regulatory developments affecting those countries than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 2001

FIVE LARGEST STOCK SECTORS

                UTILITIES & COMMUNICATIONS               23.2%
                FINANCIAL SERVICES                       19.3%
                BASIC MATERIALS                          14.0%
                CONSUMER STAPLES                          9.8%
                TECHNOLOGY                                7.7%

TOP 10 STOCK HOLDINGS

SAMSUNG ELECTRONICS CO. LTD.  4.9%                    CEMEX S.A.  2.8%
South Korean semiconductor equipment manufacturer     Mexican cement and concrete manufacturer

SAMSUNG FIRE & MARINE INSURANCE CO., LTD.  4.2%       GRUPO AEROPORTUARIO DEL SURESTE S.A.
South Korean insurance company                          DE C.V.  2.8%
                                                      Airport operator in Mexico
TELEFONOS DE MEXICO S.A.  4.0%
Mexican telecommunications company                    ANGLO AMERICAN PLATINUM CORP., LTD.  2.4%
                                                      South American platinum producer
HMC CAYMAN  3.3%
Grand Cayman Islands finance company                  WAL-MART DE MEXICO S.A.  2.1%
                                                      Mexican retailer
SOUTH KOREA TELECOM CO. LTD.  3.3%
South Korean wireless telecommunications provider     KOOKMIN BANK  2.1%
                                                      South Korean financial services company

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the special meeting of shareholders of the MFS Emerging Markets Equity Fund, which was held on October 19, 2001, the following actions were taken:

ITEM 1. Trustees of the fund were elected as follows:

                                                    NUMBER OF SHARES
                                           -----------------------------------
NOMINEE                                         FOR        WITHHOLD AUTHORITY
--------------------------------------------------------------------------------
Jeffrey L. Shames                           2,920,609.542           40,763.600
John W. Ballen                              2,920,609.542           40,763.600
Lawrence H. Cohn                            2,917,858.534           43,514.608
J. David Gibbons                            2,920,258.983           41,114.159
William R. Gutow                            2,920,609.542           40,763.600
J. Atwood Ives                              2,920,609.542           40,763.600
Abby M. O'Neill                             2,920,108.381           41,264.761
Lawrence T. Perera                          2,920,609.542           40,763.600
William J. Poorvu                           2,920,609.542           40,763.600
Arnold D. Scott                             2,920,609.542           40,763.600
J. Dale Sherratt                            2,918,059.578           43,313.564
Elaine R. Smith                             2,918,059.578           43,313.564
Ward Smith                                  2,917,507.976           43,865.166

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                         NUMBER OF SHARES
-----------------------------------------------------------
For                                         2,137,715.034
Against                                        49,055.274
Abstain                                        85,106.834
Broker Non-votes                              689,496.000

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                         NUMBER OF SHARES
-----------------------------------------------------------
For                                         2,107,219.106
Against                                        68,119.774
Abstain                                        96,538.262
Broker non-votes                              689,496.000

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                         NUMBER OF SHARES
-----------------------------------------------------------
For                                         2,848,721.385
Against                                        38,912.787
Abstain                                        73,738.970

ITEM 5. The ratification of the election of Ernst & Young LLP as the independent public accountants to be employed by the trust for the fiscal year ending May 31, 2002.

                                         NUMBER OF SHARES
-----------------------------------------------------------
For                                         2,879,732.696
Against                                        31,114.397
Abstain                                        50,526.049


PORTFOLIO OF INVESTMENTS (Unaudited) -- November 30, 2001

Stocks - 92.3%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                      SHARES                 VALUE
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 91.2%
  Australia - 2.0%
    Qantas Airways Ltd. (Airlines)*                                        245,500           $   498,065
    Tabcorp Holdings Ltd. (Gaming)                                          97,600               523,353
                                                                                             -----------
                                                                                             $ 1,021,418
--------------------------------------------------------------------------------------------------------
  Brazil - 5.4%
    Aracruz Celulose S.A. (Forest and Paper Products)                       47,800           $   836,500
    Banco Itau S.A. (Banks and Credit Cos.)                                6,708,900             463,743
    Celular CRT Participacoes S.A., Preferred (Telecom - Wireless)               0                     8
    Companhia Vale do Rio Doce, ADR (Metals and Minerals)                    5,020               107,679
    Itausa Investimentos Itau S.A., Preferred (Conglomerate)               135,779               115,223
    Petroleo Brasileiro S.A., ADR (Oil Services)                            33,170               671,692
    Votorantim Celulose e Papel S.A., ADR (Forest and
      Paper Products)                                                       36,050               542,553
                                                                                             -----------
                                                                                             $ 2,737,398
--------------------------------------------------------------------------------------------------------
  Chile - 1.2%
    Compania Cervecerias Unidas S.A., ADR (Food and
      Beverage Products)                                                    14,800           $   257,372
    Distribucion y Servicio S.A., ADR (Supermarkets)                        17,000               204,000
    Quinenco S.A., ADR (Conglomerate)*                                      20,200               129,444
                                                                                             -----------
                                                                                             $   590,816
--------------------------------------------------------------------------------------------------------
  China - 4.8%
    Beijing Datang Power Generation Co. Ltd. (Utilities - Electric)        2,214,000         $   752,318
    China Mobile (Hong Kong) Ltd. (Telecom - Wireless)                     285,500             1,008,569
    CNOOC Ltd. (Oils)                                                      284,000               265,839
    Jiangsu Expressway Co. Ltd. (Transportation)                           716,000               154,241
    Zhejiang Expressway Co., Ltd. (Transportation)+                        1,006,000             242,512
                                                                                             -----------
                                                                                             $ 2,423,479
--------------------------------------------------------------------------------------------------------
  Croatia - 0.6%
    Pliva d.d. Co., GDR (Medical and Health Products)                       31,450           $   303,779
--------------------------------------------------------------------------------------------------------
  Egypt - 0.6%
    Al Ahram Beverage Co. S.A., GDR (Food and Beverage Products)*           19,810           $   135,698
    Egypt Mobile Phone (Telecom - Wireless)*                                21,360               169,022
                                                                                             -----------
                                                                                             $   304,720
--------------------------------------------------------------------------------------------------------
  Estonia - 0.6%
    AS Eesti Telekom, GDR (Telecom - Wireline)                              23,550           $   275,978
--------------------------------------------------------------------------------------------------------
  Greece - 0.5%
    Hellenic Bottling Co. S.A. (Food and Beverage Products)                 17,900           $   262,300
--------------------------------------------------------------------------------------------------------
  Hong Kong - 5.0%
    Cheung Kong Infrasructure Holdings Ltd. (Construction Services)        315,000           $   502,872
    Hong Kong & China Gas Ltd. (Utilities - Gas)                           430,000               540,347
    Hong Kong Electric Holdings Ltd. (Utilities - Electric)                224,000               820,034
    Hong Kong Exchanges & Clearing Ltd. (Financial Institutions)           352,000               505,520
    Texwinca Holdings Ltd. (Special Products and Services)                 316,000               123,585
                                                                                             -----------
                                                                                             $ 2,492,358
--------------------------------------------------------------------------------------------------------
  Hungary - 1.6%
    Gedeon Richter Ltd., GDR (Medical and Health Products)                   4,400           $   244,361
    Magyar Tavkozlesi Rt., ADR (Telecom - Wireline)                         15,750               258,300
    OTP Bank Ltd., GDR (Banks and Credit Cos.)                               5,800               321,900
                                                                                             -----------
                                                                                             $   824,561
--------------------------------------------------------------------------------------------------------
  India - 2.8%
    Hindustan Lever Ltd. (Consumer Good and Services)                      120,200           $   527,444
    Housing Development Finance Corp., Ltd. (Financial Institutions)        42,400               611,028
    Mahanagar Telephone Nigam Ltd., GDR (Telecom - Wireline)*               42,320               250,060
                                                                                             -----------
                                                                                             $ 1,388,532
--------------------------------------------------------------------------------------------------------
  Israel - 1.9%
    Check Point Software Technologies Ltd. (Internet)*                      14,044           $   538,587
    Orbotech, Ltd. (Electronics)*                                            5,900               148,739
    Partner Communications Co. Ltd., ADR (Telecom - Wireless)*              42,080               257,530
                                                                                             -----------
                                                                                             $   944,856
--------------------------------------------------------------------------------------------------------
  Mexico - 19.8%
    Cemex S.A., ADR (Construction Services)                                 55,358           $ 1,397,236
    Coca-Cola Femsa S.A., ADR (Food and Beverage Products)                  25,460               477,375
    Fomento Economico Mexicano S.A. de C.V., ADR (Food and
      Beverage Products)                                                    18,900               643,356
    Grupo Aeroportuario del Sureste S.A. de C.V., ADR
      (Transportation)*                                                    109,470             1,395,742
    Grupo Continential S.A. (Food and Beverage Products)                   142,740               185,176
    Grupo Financiero Banorte S.A. de C.V. (Financial Institutions)*         69,300               131,558
    Grupo Financiero BBVA Bancomer, S.A. de C.V
      (Financial Institutions)*                                            996,000               766,651
    Grupo Financiero Inbursa, S.A. de C.V. (Financial Institutions)*       204,900               206,655
    Grupo Modelo S.A. de C.V. (Food and Beverage Products)                 306,930               696,814
    Grupo Televisa S.A., ADR (Entertainment)*                               15,000               520,500
    Telefonos de Mexico S.A., ADR (Telecom - Wireline)                      58,594             1,963,485
    Transportacion Maritima Mexicana S.A. de C.V. (Transportation)*         53,100               398,250
    Tubos de Acero de Mexico S.A. (Steel)                                    5,030                39,787
    Wal-Mart de Mexico "C" S.A. de C.V. (Retail)                            34,100                73,177
    Wal-Mart de Mexico S.A. de C.V. (Retail)                               432,960             1,045,189
                                                                                             -----------
                                                                                             $ 9,940,951
--------------------------------------------------------------------------------------------------------
  Panama - 0.3%
    Banco Latinoamericano de Exportaciones, S.A. (Banks
      and Credit Cos.)                                                       5,110           $   159,688
--------------------------------------------------------------------------------------------------------
  Peru - 0.6%
    Compania de Minas Buenaventura S.A., ADR (Metals
      and Mining)                                                           17,700           $   319,485
--------------------------------------------------------------------------------------------------------
  Philippines - 0.6%
    Bank of Philippine Islands (Banks and Credit Cos.)                     139,500           $   138,558
    San Miguel Corp., "B" (Food and Beverage Products)                     153,472               152,436
                                                                                             -----------
                                                                                             $   290,994
--------------------------------------------------------------------------------------------------------
  Poland - 1.0%
    Bank Polska Kasa Opieki S.A., GDR (Banks and Credit Cos.)*              17,000           $   331,500
    Telekomunikacja Polska, GDR (Telecom - Wireline)*                       45,000               166,671
                                                                                             -----------
                                                                                             $   498,171
--------------------------------------------------------------------------------------------------------
  Russia - 6.2%
    AO VimpelCom, ADR (Telecom- Wireless)*                                  19,400           $   496,640
    JSC Mining and Smelting Co. Norilsk Nickel, ADR
      (Metals and Mining)*                                                  20,300               272,653
    Lukoil, ADR (Oils)                                                       5,800               258,836
    Mobile Telesystems, ADR (Telecom - Wireless)*                           14,040               499,684
    RAO Unified Energy System, ADR (Utilities - Electric)                   19,600               282,828
    Surgutneftegaz, ADR (Oils)                                              39,220               522,214
    Yukos, ADR (Oils)                                                       12,400               795,782
                                                                                             -----------
                                                                                             $ 3,128,637
--------------------------------------------------------------------------------------------------------
  South Africa - 10.7%
    Anglo American Platinum Corp. Ltd. (Metals and Minerals)                16,140           $   565,018
    Anglo American PLC (Metals and Minerals)                                79,000             1,177,535
    Billiton PLC (Metals and Minerals)                                     110,800               532,090
    Dimension Data Holdings PLC (Computer Software - Systems)               95,100               123,321
    Impala Platinum Holdings Ltd. (Metals and Minerals)                     13,870               579,320
    Liberty Group Ltd. (Insurance)                                          34,200               186,032
    Lonmin PLC (Metals and Mining)*                                         41,000               549,195
    M-Cell Ltd. (Telecom - Wireless)                                       153,805               245,012
    Sanlam Ltd. (Insurance)                                                235,900               207,143
    Sappi Ltd., ADR (Forest and Paper Products)*                            26,900               279,999
    Sasol Ltd. (Oils)                                                       45,188               373,092
    South African Breweries Ltd. (Food and Beverage Products)               40,722               267,393
    Standard Bank Investment Corp., Ltd. (Banks and Credit Cos.)           106,100               300,934
                                                                                             -----------
                                                                                             $ 5,386,084
--------------------------------------------------------------------------------------------------------
  South Korea - 22.8%
    Good Morning Securities Corp., Ltd. (Financial Institutions)           108,560           $   483,062
    Hanwha Chemical Corp. (Chemicals)*                                      94,700               303,670
    Kookmin Bank (Banks and Credit Cos.)                                    26,150             1,014,529
    Korea Telecom Corp. (Telecom - Wireline)                                15,310               643,675
    Korea Telecom Corp., ADR (Telecom - Wireline)                           26,700               620,775
    Korea Tobacco & Ginseng Corp., GDR (Tobacco)##*                         66,400               551,120
    LG Chem Investment Ltd. (Chemicals)                                      9,396                59,515
    LG Chem Ltd. (Chemicals)*                                               18,592               319,435
    LG Household & Healthcare Ltd. (Consumer Goods and Services)*            4,507               112,050
    Samsung Electronics Co., Ltd. (Electronics)                             14,010             2,418,195
    Samsung Fire & Marine Insurance Co., Ltd. (Insurance)                   49,830             2,071,318
    Samsung Securities Co., Ltd. (Financial Institutions)                   28,410             1,011,108
    Shinhan Financial Group Co., Ltd. (Financial Institutions)              20,220               253,751
    South Korea Telecom Co., Ltd. (Telecom - Wireline)                       7,710             1,611,591
                                                                                             -----------
                                                                                             $11,473,794
--------------------------------------------------------------------------------------------------------
  Taiwan - 0.6%
    Fubon Insurance Co., GDR (Insurance)                                    31,600           $   285,664
--------------------------------------------------------------------------------------------------------
  Thailand - 1.5%
    Advanced Info Service Public Co., Ltd. (Telecom - Wireless)*           540,000           $   562,884
    PTT Public Co. Ltd. (Oils)*                                            260,700               209,974
                                                                                             -----------
                                                                                             $   772,858
--------------------------------------------------------------------------------------------------------
  Venezuela - 0.1%
    Cemex Venezuela S.A.C.A. (Construction Services)                       236,955           $    39,677
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $45,866,198
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 1.1%
  Metals & Minerals - 0.9%
    Freeport-McMoran Copper & Gold, Inc.*                                   32,200           $   429,870
--------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 0.2%
    Comverse Technology, Inc.*                                               5,900           $   126,201
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $   556,071
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $46,549,420)                                                  $46,422,269
--------------------------------------------------------------------------------------------------------

Convertible Bond - 5.4%
--------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 5.4%
  Grand Cayman Islands - 4.3%
    HMC Cayman Finance Co. (Financial Institutions), 3s, 2003              $ 1,540           $ 1,620,850
    IBK Cayman Finance Co. (Financial Institutions), 1.5s, 2003##              520               551,850
                                                                                             -----------
                                                                                             $ 2,172,700
--------------------------------------------------------------------------------------------------------
  Taiwan - 1.1%
    Acer Communications & Multimedia Inc., (Computer
      Software - Systems), 0s, 2006##                                      $   532           $   558,600
--------------------------------------------------------------------------------------------------------
Total Convertible Bond (Identified Cost, $2,626,649)                                         $ 2,731,300
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.6%
--------------------------------------------------------------------------------------------------------
    American General Corp., due 12/03/01                                   $   225           $   224,973
    American General Finance Corp., due 12/03/01                               269               268,968
    Bank of America Corp., due 12/03/01                                        187               187,000
    General Electric Capital Corp., due 12/03/01                             1,097             1,096,871
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                              $ 1,777,812
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $50,953,881)                                             $50,931,381

Other Assets, Less Liabilities - (1.3)%                                                         (637,059)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $50,294,322
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
NOVEMBER 30, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $50,953,881)             $ 50,931,381
  Foreign currency, at value (identified cost, $579,904)                569,962
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         5,079,386
  Receivable for fund shares sold                                        55,860
  Receivable for investments sold                                     2,630,235
  Interest and dividends receivable                                      84,540
  Other assets                                                            3,236
                                                                   ------------
      Total assets                                                 $ 59,354,600
                                                                   ------------
Liabilities:
  Payable to custodian                                             $      3,071
  Collateral for securities loaned, at value                          5,079,386
  Payable for fund shares reacquired                                    102,015
  Payable for investments purchased                                   3,799,535
  Payable to affiliates -
    Management fee                                                        1,446
    Shareholder servicing agent fee                                         138
    Distribution and service fee                                          1,024
  Accrued expenses and other liabilities                                 73,663
                                                                   ------------
      Total liabilities                                            $  9,060,278
                                                                   ------------
Net assets                                                         $ 50,294,322
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $ 72,209,921
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                        (35,218)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (21,679,235)
  Accumulated net investment loss                                      (201,146)
                                                                   ------------
      Total                                                        $ 50,294,322
                                                                   ============
Shares of beneficial interest outstanding                            4,064,617
                                                                     =========
Class A shares:
  Net asset value per share
    (net assets of $24,263,862 / 1,938,805 shares of
    beneficial interest outstanding)                                  $12.51
                                                                      ======
  Offering price per share (100 / 95.25 of net asset value
     per share)                                                       $13.13
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $21,918,398 / 1,790,969 shares of
    beneficial interest outstanding)                                  $12.24
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $3,245,797 / 266,970 shares of
    beneficial interest outstanding)                                  $12.16
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $866,265 / 67,873 shares of beneficial
    interest outstanding)                                             $12.76
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED NOVEMBER 30, 2001
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $    553,616
    Interest                                                             61,920
    Foreign taxes withheld                                              (38,213)
                                                                   ------------
      Total investment income                                      $    577,323
                                                                   ------------
  Expenses -
    Management fee                                                 $    326,731
    Trustees' compensation                                                4,604
    Shareholder servicing agent fee                                      26,138
    Distribution and service fee (Class A)                               63,054
    Distribution and service fee (Class B)                              114,954
    Distribution and service fee (Class C)                               16,258
    Administrative fee                                                      656
    Custodian fee                                                        39,722
    Auditing fees                                                        17,485
    Postage                                                              14,976
    Printing                                                             14,204
    Legal fees                                                            9,398
    Miscellaneous                                                        83,693
                                                                   ------------
      Total expenses                                               $    731,873
    Fees paid indirectly                                                 (7,744)
    Reduction of expenses by investment adviser                         (52,277)
                                                                   ------------
      Net expenses                                                 $    671,852
                                                                   ------------
        Net investment loss                                        $    (94,529)
                                                                   ------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $ (2,928,059)
    Foreign currency transactions                                       (42,547)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $ (2,970,606)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ (3,807,159)
    Translation of assets and liabilities in foreign currencies          10,660
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $ (3,796,499)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $ (6,767,105)
                                                                   ------------
          Decrease in net assets from operations                   $ (6,861,634)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS ENDED              YEAR ENDED
                                                                 NOVEMBER 30, 2001            MAY 31, 2001
                                                                       (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                         $   (94,529)            $   134,365
  Net realized loss on investments and foreign currency
    transactions                                                        (2,970,606)             (8,315,156)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                (3,796,499)              2,704,529
                                                                       -----------             -----------
      Decrease in net assets from operations                           $(6,861,634)            $(5,476,262)
                                                                       -----------             -----------
Net decrease in net assets from fund share transactions                $(3,905,213)            $(8,076,683)
                                                                       -----------             -----------
      Total decrease in net assets                                     $(10,766,847)           $(13,552,945)
Net assets:
  At beginning of period                                                61,061,169              74,614,114
                                                                       -----------             -----------
  At end of period (including accumulated net investment
    loss of $201,146 and $106,617, respectively)                       $50,294,322             $61,061,169
                                                                       ===========             ===========
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED MAY 31,
                                 SIX MONTHS ENDED        ---------------------------------------------------------------------
                                NOVEMBER 30, 2001             2001            2000            1999          1998          1997
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $14.07           $15.35          $13.77          $16.06        $18.96        $16.52
                                           ------           ------          ------          ------        ------        ------
Income from investment operations#(S)(S) -
  Net investment income (loss)(S)          $(0.01)          $ 0.07          $(0.15)         $ 0.05        $(0.02)       $(0.07)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                (1.55)           (1.35)           1.73           (2.25)        (2.64)         2.74
                                           ------           ------          ------          ------        ------        ------
      Total from investment
        operations                         $(1.56)          $(1.28)         $ 1.58          $(2.20)       $(2.66)       $ 2.67
                                           ------           ------          ------          ------        ------        ------

Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions      $ --             $ --            $ --            $ --          $(0.16)       $(0.23)
  In excess of net investment income         --               --              --              --           (0.08)         --
  In excess of net realized gain on
    investments and foreign currency
    transactions                             --               --              --             (0.09)         --            --
                                           ------           ------          ------          ------        ------        ------
      Total distributions declared to
        shareholders                       $ --             $ --            $ --            $(0.09)       $(0.24)       $(0.23)
                                           ------           ------          ------          ------        ------        ------
Net asset value - end of period            $12.51           $14.07          $15.35          $13.77        $16.06        $18.96
                                           ======           ======          ======          ======        ======        ======
Total return(+)                            (11.08)%++        (8.27)%         11.47%         (13.56)%      (14.09)%       16.43%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                               2.35%+           2.24%           2.26%           2.45%         2.35%         2.51%
    Net investment income
      (loss)(S)(S)                          (0.15)%+          0.45%          (0.92)%          0.37%        (0.12)%       (0.42)%
Portfolio turnover                             87%             154%            161%            108%           83%           47%
Net assets at end of period
  (000 Omitted)                           $24,264          $29,060         $34,515         $29,233       $36,669       $37,540

  (S) Effective July 1, 1999, the investment adviser voluntarily waived a portion of its fee. For the years ended May 31, 1998 and
      1997, subject to reimbursement by the fund, MFS voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution fees. In consideration, the fund paid MFS a fee not greater than 0.75% of average daily net assets. If these fees had not been incurred by the fund, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)       $(0.02)          $ 0.04          $(0.17)         $ --          $(0.02)       $(0.06)
        Ratios (to average net assets):
          Expenses##                         2.55%+           2.42%           2.40%           --            2.31%         2.45%
          Net investment income (loss)      (0.35)%+          0.27%          (1.06)%          --           (0.08)%       (0.37)%
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)(S) As required, effective June 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended
       November 30, 2001, was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.02%. Per share, ratios, and supplemental data for the periods prior to November 30, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED MAY 31,
                                 SIX MONTHS ENDED        ---------------------------------------------------------------------
                                NOVEMBER 30, 2001             2001            2000            1999          1998          1997
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $13.80           $15.13          $13.64          $16.00        $18.89        $16.47
                                           ------           ------          ------          ------        ------        ------
Income from investment operations#(S)(S) -
  Net investment loss(S)                   $(0.04)          $(0.01)         $(0.22)         $(0.01)       $(0.13)       $(0.15)
  Net realized and unrealized gain (loss)
    on investments and foreign currency     (1.52)           (1.32)           1.71           (2.26)        (2.60)         2.73
                                           ------           ------          ------          ------        ------        ------
      Total from investment operations     $(1.56)          $(1.33)         $ 1.49          $(2.27)       $(2.73)       $ 2.58
                                           ------           ------          ------          ------        ------        ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions      $ --             $ --            $ --            $ --          $(0.16)       $(0.16)
  In excess of net realized gain on
    investments and foreign currency
    transactions                             --               --              --             (0.09)         --            --
                                           ------           ------          ------          ------        ------        ------
      Total distributions declared to
        shareholders                       $ --             $ --            $ --            $(0.09)       $(0.16)       $(0.16)
                                           ------           ------          ------          ------        ------        ------
Net asset value - end of period            $12.24           $13.80          $15.13          $13.64        $16.00        $18.89
                                           ======           ======          ======          ======        ======        ======
Total return                               (11.30)%++        (8.85)%         11.00%         (14.05)%      (14.49)%       15.87%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                               2.85%+           2.74%           2.75%           2.95%         2.85%         3.04%
    Net investment loss(S)(S)               (0.62)%+         (0.04)%         (1.40)%         (0.09)%       (0.67)%       (0.87)%
Portfolio turnover                             87%             154%            161%            108%           83%           47%
Net assets at end of period
  (000 Omitted)                           $21,918          $27,584         $34,374         $32,257       $39,978       $51,020

  (S) Effective July 1, 1999, the investment adviser voluntarily waived a portion of its fee. For the years ended May 31, 1998 and
      1997, subject to reimbursement by the fund, MFS voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution fees. In consideration, the fund paid MFS a fee not greater than 0.75% of average daily net assets. If these fees had not been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss                $(0.05)          $(0.03)         $(0.24)         $ --          $(0.12)       $(0.14)
        Ratios (to average net assets):
          Expenses##                         3.05%+           2.92%           2.89%           --            2.81%         2.98%
          Net investment (loss)             (0.82)%+         (0.22)%         (1.54)%          --           (0.63)%       (0.82)%
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
(S)(S) As required, effective June 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended
       November 30, 2001, was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.02%. Per share, ratios, and supplemental data for the periods prior to November 30, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED MAY 31,
                               SIX MONTHS ENDED       --------------------------------------------------       PERIOD ENDED
                              NOVEMBER 30, 2001           2001          2000          1999          1998      MAY 31, 1997*
                                    (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
                                        CLASS C
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                 $13.71         $15.05        $13.57        $15.88        $18.76             $16.77
                                         ------         ------        ------        ------        ------             ------

Income from investment operations#(S)(S) -
  Net investment loss(S)                 $(0.04)        $(0.01)       $(0.21)       $(0.01)       $(0.12)            $(0.08)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                      (1.51)         (1.33)         1.69         (2.21)        (2.58)              2.36
                                         ------         ------        ------        ------        ------             ------
      Total from investment
        operations                       $(1.55)        $(1.34)       $ 1.48        $(2.22)       $(2.70)            $ 2.28
                                         ------         ------        ------        ------        ------             ------
Less distributions declared to
  shareholders -
  From net investment income             $ --           $ --          $ --          $ --          $(0.02)            $ --
  From net realized gain on
    investments and foreign
    currency transactions                  --             --            --            --           (0.16)             (0.29)
  In excess of net realized gain on
    investments and foreign
    currency transactions                  --             --            --           (0.09)         --                 --
                                         ------         ------        ------        ------        ------             ------
      Total distributions declared
        to shareholders                  $ --           $ --          $ --          $(0.09)       $(0.18)            $(0.29)
                                         ------         ------        ------        ------        ------             ------
Net asset value - end of period          $12.16         $13.71        $15.05        $13.57        $15.88             $18.76
                                         ======         ======        ======        ======        ======             ======
Total return                             (11.31)%++      (8.90)%       10.91%       (13.84)%      (14.44)%            13.89%++
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                             2.85%+         2.74%         2.75%         2.93%         2.84%              3.00%+
    Net investment loss(S)(S)             (0.68)%+       (0.06)%       (1.33)%       (0.10)%       (0.66)%            (0.48)%+
Portfolio turnover                           87%           154%          161%          108%           83%                47%
Net assets at end of period
  (000 Omitted)                          $3,246         $3,530        $4,860        $4,182        $3,478             $2,659

  (S) Effective July 1, 1999, the investment adviser voluntarily waived a portion of its fee. For the years ended May 31, 1998 and
      1997, subject to reimbursement by the fund, MFS voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution fees. In consideration, the fund paid MFS a fee not greater than 0.75% of average daily net assets. If these fees had not been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss              $(0.05)        $(0.03)       $(0.23)       $ --          $(0.12)            $(0.07)
        Ratios (to average net assets):
          Expenses##                       3.05%+         2.92%         2.89%         --            2.80%              2.97%+
          Net investment loss             (0.88)%+       (0.24)%       (1.47)%        --           (0.62)%            (0.39)%+
     * For the period from the inception of Class C shares, June 27, 1996, through May 31, 1997.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
(S)(S) As required, effective June 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended
       November 30, 2001, was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.02%. Per share, ratios, and supplemental data for the periods prior to November 30, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED MAY 31,
                               SIX MONTHS ENDED       --------------------------------------------------       PERIOD ENDED
                              NOVEMBER 30, 2001           2001          2000          1999          1998      MAY 31, 1997*
                                    (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
                                        CLASS I
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                 $14.32         $15.55        $13.88        $16.11        $19.00             $16.47
                                         ------         ------        ------        ------        ------             ------

Income from investment operations#(S)(S) -
  Net investment income (loss)(S)        $ 0.02         $ 0.15        $(0.07)       $ 0.11        $ 0.08             $ 0.10
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                      (1.58)         (1.38)         1.74         (2.25)        (2.65)              2.43
                                         ------         ------        ------        ------        ------             ------
      Total from investment
        operations                       $(1.56)        $(1.23)       $ 1.67        $(2.14)       $(2.57)            $ 2.53
                                         ------         ------        ------        ------        ------             ------
Less distributions declared to
  shareholders -
  From net investment income             $ --           $ --          $ --          $ --          $(0.16)            $ --
  From net realized gain on
    investments and foreign
    currency transactions                  --             --            --            --           (0.16)              --
  In excess of net realized gain on
    investments and foreign
    currency transactions                  --             --            --           (0.09)         --                 --
                                         ------         ------        ------        ------        ------             ------
      Total distributions declared
        to shareholders                  $ --           $ --          $ --          $(0.09)       $(0.32)            $ --
                                         ------         ------        ------        ------        ------             ------
Net asset value - end of period          $12.76         $14.32        $15.55        $13.88        $16.11             $19.00
                                         ======         ======        ======        ======        ======             ======
Total return                             (10.82)%++      (7.91)%       12.03%       (13.09)%      (13.66)%            15.36%++
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                             1.85%+         1.74%         1.74%         1.96%         1.85%              2.01%+
    Net investment income
(loss)(S)(S)                               0.34%+         1.02%        (0.43)%        0.88%         0.43%              1.14%+
Portfolio turnover                           87%           154%          161%          108%           83%                47%
Net assets at end of period
  (000 Omitted)                            $866           $887          $865          $540          $428               $299

  (S) Effective July 1, 1999, the investment adviser voluntarily waived a portion of its fee. For the years ended May 31, 1998, and 1997, subject to reimbursement by the fund, MFS voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution fees. In consideration, the fund paid
      MFS a fee not greater than 0.75% of average daily net assets. If these fees had not been incurred by the fund, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)     $ 0.01         $ 0.12        $(0.09)       $ --          $ 0.09             $ 0.10
        Ratios (to average net assets):
          Expenses##                       2.05%+         1.92%         1.88%         --            1.81%              1.99%+
          Net investment income (loss)     0.14%+         0.84%        (0.57)%        --            0.47%              1.14%+
     * For the period from the inception of Class I shares, January 2, 1997, through May 31, 1997.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
(S)(S) As required, effective June 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended
       November 30, 2001, was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.02%. Per share, ratios, and supplemental data for the periods prior to November 30, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Emerging Markets Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At November 30, 2001, the value of securities loaned was $4,865,865. These loans were collateralized by cash of $5,079,386 which was invested in the following short-term obligations:

                                                                 AMORTIZED COST
                                                    SHARES            AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     5,079,386           $5,079,386
                                                                     ----------

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

At May 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $11,563,157, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on May 31, 2007, ($9,430,506) and May 31, 2009, ($2,132,651).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.25% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $1,091 for the six months ended November 30, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $3,901 for the six months ended November 30, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,284 for the six months ended November 30, 2001. Fees incurred under the distribution plan during the six months ended November 30, 2001, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $189 and $123 for Class B and Class C shares, respectively, for the six months ended November 30, 2001. Fees incurred under the distribution plan during the six months ended November 30, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended November 30, 2001, were $378, $18,852, and $491 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $43,410,659 and $45,626,064, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $51,777,652
                                                                   -----------
Gross unrealized depreciation                                      $(4,283,834)
Gross unrealized appreciation                                        3,437,563
                                                                   -----------
    Net unrealized depreciation                                    $  (846,271)
                                                                   ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                  SIX MONTHS ENDED NOVEMBER 30, 2001             YEAR ENDED MAY 31, 2001
                                  ----------------------------------      ------------------------------
                                            SHARES            AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                570,961       $ 7,096,014        2,948,790       $ 42,850,386
Shares issued to shareholders in
  reinvestment of distributions                  6                70              (13)              (143)
Shares reacquired                         (696,927)       (8,662,320)      (3,132,354)       (45,853,133)
                                          --------       -----------       ----------       ------------
    Net decrease                          (125,960)      $(1,566,236)        (183,577)      $ (3,002,890)
                                          ========       ===========       ==========       ============

Class B shares
                                  SIX MONTHS ENDED NOVEMBER 30, 2001             YEAR ENDED MAY 31, 2001
                                  ----------------------------------      ------------------------------
                                            SHARES            AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                166,121       $ 2,075,126          938,658       $ 13,423,118
Shares issued to shareholders in
  reinvestment of distributions                  2                24              137              1,952
Shares reacquired                         (374,341)       (4,597,169)      (1,211,156)       (17,551,749)
                                          --------       -----------       ----------       ------------
    Net decrease                          (208,218)      $(2,522,019)        (272,361)      $ (4,126,679)
                                          ========       ===========       ==========       ============

Class C shares
                                  SIX MONTHS ENDED NOVEMBER 30, 2001             YEAR ENDED MAY 31, 2001
                                  ----------------------------------      ------------------------------
                                            SHARES            AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                145,850       $ 1,799,054          413,295       $  5,872,679
Shares issued to shareholders in
  reinvestment of distributions            --               --               --                --
Shares reacquired                         (136,325)       (1,687,681)        (478,667)        (6,918,770)
                                          --------       -----------       ----------       ------------
    Net increase (decrease)                  9,525       $   111,373          (65,372)      $ (1,046,091)
                                          ========       ===========       ==========       ============

Class I shares
                                  SIX MONTHS ENDED NOVEMBER 30, 2001             YEAR ENDED MAY 31, 2001
                                  ----------------------------------      ------------------------------
                                            SHARES            AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                 10,644       $   129,095           25,996       $    388,277
Shares issued to shareholders in
  reinvestment of distributions               --                --               --                --
Shares reacquired                           (4,750)          (57,426)         (19,652)          (289,300)
                                          --------       -----------       ----------       ------------
    Net increase                             5,894       $    71,669            6,344       $     98,977
                                          ========       ===========       ==========       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended November 30, 2001, was $237. The fund had no borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

(8) Change in Accounting Principle
As required, effective June 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to June 1, 2001, the fund did not amortize premium on debt securities.

The effect of this change for the six months ended November 30, 2001, was to decrease net investment income by $6,002, and increase net unrealized appreciation by $6,002. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.


                   ----------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) EMERGING MARKETS EQUITY FUND

TRUSTEES                                                 ASSISTANT TREASURERS
John W. Ballen* - President, MFS Investment              Mark E. Bradley*
Management                                               Robert R. Flaherty*
                                                         Ellen Moynihan*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                   SECRETARY
Professor of Surgery, Harvard Medical School             Stephen E. Cavan*

The Hon. Sir J. David Gibbons, KBE+ - Chief              ASSISTANT SECRETARY
Executive Officer, Edmund Gibbons Ltd.;                  James R. Bordewick, Jr.*
Chairman, Colonial Insurance Company, Ltd.
                                                         CUSTODIAN
William R. Gutow+ - Private Investor and Real            State Street Bank and Trust Company
Estate Consultant; Vice Chairman, Entertainment
Management Company (video franchise)                     INVESTOR INFORMATION
                                                         For information on MFS mutual funds, call your
J. Atwood Ives+ - Private Investor                       investment professional or, for an information
                                                         kit, call toll free: 1-800-637-2929 any
Abby M. O'Neill+ - Private Investor                      business day from 9 a.m. to 5 p.m. Eastern time
                                                         (or leave a message anytime).
Kevin R. Parke* - Chief Investment Officer and
Executive Vice President, MFS Investment                 INVESTOR SERVICE
Management                                               MFS Service Center, Inc.
                                                         P.O. Box 2281
Lawrence T. Perera+ - Partner, Hemenway &                Boston, MA 02107-9906
Barnes (attorneys)
                                                         For general information, call toll free:
William J. Poorvu+ - Adjunct Professor, Harvard          1-800-225-2606 any business day from 8 a.m. to
University Graduate School of Business                   8 p.m. Eastern time.
Administration
                                                         For service to speech- or hearing-impaired
Jeffrey L. Shames* - Chairman and Chief                  individuals, call toll free: 1-800-637-6576 any
Executive Officer, MFS Investment Management             business day from 9 a.m. to 5 p.m. Eastern
                                                         time. (To use this service, your phone must be
J. Dale Sherratt+ - President, Insight                   equipped with a Telecommunications Device for
Resources, Inc. (acquisition planning                    the Deaf.)
specialists)
                                                         For share prices, account balances, exchanges,
Elaine R. Smith+ - Independent Consultant                or stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
Ward Smith+ - Private Investor                           touch-tone telephone.

INVESTMENT ADVISER                                       WORLD WIDE WEB
Massachusetts Financial Services Company                 www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
David A. Antonelli*

TREASURER
James O. Yost*

* MFS Investment Management
+ Independent Trustee

MFS(R) EMERGING MARKETS EQUITY FUND                              -------------
                                                                   PRSRT STD
[logo] M F S(R)                                                   U.S. Postage
INVESTMENT MANAGEMENT                                                 Paid
                                                                      MFS
500 Boylston Street                                              -------------
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                  FEM-3 1/02 17M 85/285/385/885